UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  April 3, 2014

WORTHINGTON ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52590	20-1399613
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

145 Corte Madera Town Center #138

Corte Madera, CA 94925

(Address of principal executive offices)

Registrant’s telephone number, including area code: (775) 450-1515

Not Applicable
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Tarpon Bay Partners Settlement Agreement

On April 3, 2014, 2013, Worthington Energy, Inc., a Nevada Corporation (the “Company”) entered into a Settlement and Agreement and Release (the “Tarpon Settlement Agreement”) with Tarpon Bay Partners LLC, a Florida limited liability company (“Tarpon”) pursuant to which the Company agreed to issue common stock to IBC in exchange for the settlement of $1,127,495 (the “Tarpon Settlement Amount”) of past-due accounts payable of the Company.  Tarpon purchased the accounts payable from certain vendors of the Company as described below. In addition, the Company issued to Tarpon a convertible promissory note in the principal amount of $75,000 (the “Tarpon Note”), maturing on December 31, 2014, convertible into shares of the Company’s common stock at a conversion price equal to 50% of the low closing bid price for the thirty days prior to conversion.

On April 21, 2014, the Circuit Court of the Second Judicial Circuit for Leon County, Florida (the “Leon Court”), entered an order (the “Tarpon Order”) approving, among other things, the fairness of the terms and conditions of an exchange pursuant to Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”), in accordance with a stipulation of settlement, pursuant to the Settlement Agreement between the Company and IBC, in the matter entitled Tarpon Bay Partners, LLC v. Worthington Energy, Inc. (the “Tarpon Action”). Tarpon commenced the Action against the Company to recover an aggregate of $74,514.01 of past-due accounts payable of the Company (the “Tarpon Claim”), which Tarpon had purchased from certain vendors of the Company pursuant to the terms of separate receivable purchase agreements between Tarpon and each of such vendors (the “Tarpon Assigned Accounts”). The Tarpon Assigned Accounts relate to certain legal, accounting, and financial services provided to the Company. The Tarpon Settlement Agreement was entered into on April 3, 2014. The Tarpon Order provides for the full and final settlement of the Tarpon Claim and the Tarpon Action. The Tarpon Settlement Agreement became effective and binding upon the Company and Tarpon upon execution of the Tarpon Order by the Leon Court on April 21, 2014.

Pursuant to the terms of the Tarpon Settlement Agreement approved by the Order, on April 21, 2014, the Company agreed to issue to Tarpon shares (the “Tarpon Settlement Shares”) of the Company’s common stock, $0.001 par value (the “Common Stock”). The Tarpon Settlement Agreement provides that the Tarpon Settlement Shares will be issued in one or more tranches, as necessary, sufficient to satisfy the Tarpon Settlement Amount through the issuance of freely trading securities issued pursuant to Section 3(a)(10) of the Securities Act. Pursuant to the Tarpon Settlement Agreement, Tarpon may deliver a request to the Company which states the dollar amount (designated in U.S. Dollars) of Common Stock to be issued to Tarpon (the “Tarpon Share Request”). The parties agree that the total amount of Common Stock to be delivered by the Company to satisfy the IBC Share Request shall be issued at a thirty percent (30%) of the Common Stock over Valuation Period (as defined in the Tarpon Settlement Agreement). Additional tranche requests shall be made as requested by Tarpon until the Tarpon Settlement Amount is paid in full so long as the number of shares requested does not make Tarpon the owner of more than 9.99% of the outstanding shares of Common Stock at any given time.

The Tarpon Settlement Agreement provides that in no event shall the number of shares of Common Stock issued to Tarpon or its designee in connection with the Tarpon Settlement Agreement, when aggregated with all other shares of Common Stock then beneficially owned by Tarpon and its affiliates (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder), result in the beneficial ownership by IBC and its affiliates (as calculated pursuant to Section 13(d) of the Exchange Act and the rules and regulations thereunder) at any time of more than 9.99% of the Common Stock.

As of the date of this Report (defined below), the Company has settled $36,897.17 of the Tarpon Settlement Amount, which was converted into 310,026,000 shares of Common Stock.

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IBC Funds Settlement Agreement

On April 24, 2014, the Company entered into a Settlement and Agreement and Release (the “IBC Settlement Agreement”) with IBC Funds, LLC, a Nevada limited liability company (“IBC”) pursuant to which the Company agreed to issue common stock to IBC in exchange for the settlement of $74,514.01 (the “IBC Settlement Amount”) of past-due accounts payable of the Company.  IBC purchased the accounts payable from certain vendors of the Company as described below.

On April 25, 2014, the Circuit Court of the Twelfth Judicial Circuit for Sarasota County, Florida (the “Sarasota Court”), entered an order (the “IBC Order”) approving, among other things, the fairness of the terms and conditions of an exchange pursuant to Section 3(a)(10) of the Securities Act, in accordance with a stipulation of settlement, pursuant to the IBC Settlement Agreement between the Company and IBC, in the matter entitled IBC Funds, LLC v. Worthington Energy, Inc. (the “IBC Action”). IBC commenced the IBC Action against the Company to recover an aggregate of $74,514.01 of past-due accounts payable of the Company (the “IBC Claim”), which IBC had purchased from certain vendors of the Company pursuant to the terms of separate receivable purchase agreements between IBC and each of such vendors (the “IBC Assigned Accounts”). The IBC Assigned Accounts relate to certain legal, accounting, and financial services provided to the Company. The Settlement Agreement was entered into on April 24, 2014. The IBC Order provides for the full and final settlement of the IBC Claim and the IBC Action. The Settlement Agreement became effective and binding upon the Company and IBC upon execution of the IBC Order by the Sarasota Court on April 25, 2014.

Pursuant to the terms of the IBC Settlement Agreement approved by the IBC Order, on April 24, 2014, the Company agreed to issue to IBC shares (the “IBC Settlement Shares”) of the Company’s Common Stock. The IBC Settlement Agreement provides that the IBC Settlement Shares will be issued in one or more tranches, as necessary, sufficient to satisfy the IBC Settlement Amount through the issuance of freely trading securities issued pursuant to Section 3(a)(10) of the Securities Act. Pursuant to the IBC Settlement Agreement, IBC may deliver a request to the Company which states the dollar amount (designated in U.S. Dollars) of Common Stock to be issued to IBC (the “IBC Share Request”). The parties agree that the total amount of Common Stock to be delivered by the Company to satisfy the IBC Share Request shall be issued at a fifty percent (50%) discount to market based upon the average of the volume weighted average price of the Common Stock over the fifteen (15) trading day period preceding the IBC Share Request. Additional tranche requests shall be made as requested by IBC until the IBC Settlement Amount is paid in full so long as the number of shares requested does not make IBC the owner of more than 4.99% of the outstanding shares of Common Stock at any given time.

The IBC Settlement Agreement provides that in no event shall the number of shares of Common Stock issued to IBC or its designee in connection with the IBC Settlement Agreement, when aggregated with all other shares of Common Stock then beneficially owned by IBC and its affiliates (as calculated pursuant to Section 13(d) of the Exchange Act of 1934, and the rules and regulations thereunder), result in the beneficial ownership by IBC and its affiliates (as calculated pursuant to Section 13(d) of the Exchange Act and the rules and regulations thereunder) at any time of more than 4.99% of the Common Stock.

As of the date of this Report (defined below), the Company has settles $22,900 of the IBC Settlement amount, which was converted into 234,000,000 shares of Common Stock.

The description of the Tarpon Settlement Agreement, Tarpon Note, and IBC Settlement Agreement do not purport to be complete and are qualified in their entirety by reference to the Tarpon Settlement Agreement, Tarpon Note and IBC Settlement Agreement, which are filed as Exhibit 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K (this “Report”) and incorporated herein by reference.

Between January 1, 2014 and September 4, 2014, the Company issued 2,821,101,073 shares of Common Stock to Tarpon, IBC, and other parties in transactions that were exempt from registration under the Securities Act. As of September 4, 2014, there were 2,869,519,180 shares of Common Stock issued and outstanding.

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Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosures set forth under Item 1.01 of this Report, with disclosures incorporated herein by reference.

The issuances of Common Stock pursuant to the terms of the Tarpon Settlement Agreement and IBC Settlement Agreement, approved by the Tarpon Order and IBC Order, respectively, are exempt from the registration requirements of the Securities Act pursuant to Section 3(a)(10) thereof, as an issuance of securities in exchange for bona fide outstanding claims, where the terms and conditions of such issuance are approved by a court after a hearing upon the fairness of such terms and conditions at which all persons to whom it is proposed to issue securities in such exchange shall have the right to appear.

The descriptions of the equity securities described in Item 1.01 issued by the Company are incorporated herein. The issuance of the Notes was made in reliance on the exemption provided by Section 4(2) of the Securities Act for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act. The Company’s reliance upon Section 4(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the securities took place directly between the individual and the Company; and (f) the recipient of the Notes was an accredited investor.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
	Exhibit Number	Description
	10.1	Settlement Agreement and Release, dated April 3, 2014, by and between Worthington Energy Inc. and Tarpon Bay Partners LLC.
	10.2	Convertible Promissory Note, dated April 22, 2014
	10.3	Settlement Agreement and Release, dated April 24, 2014, by and between Worthington Energy Inc. and IBC Funds LLC.

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SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WORTHINGTON ENERGY, INC.

Date September 9, 2014	By: /s/ CHARLES VOLK
Charles Volk
Chief Executive Officer

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